Exhibit 99.1

Sharps Technology Regains Compliance with Nasdaq Minimum Bid Price Listing Rule

NEW YORK, May 22, 2025 (GLOBE NEWSWIRE) – Sharps Technology, Inc. (Nasdaq: “STSS” and “STSSW”) (“Sharps”), an innovative medical device and pharmaceutical packaging company offering patented, best-in-class smart-safety syringe products to the healthcare industry, announces that it has received a notice from Nasdaq confirming that the Company has regained compliance with The Nasdaq’s Capital Market’s minimum bid price requirement of $1.00 per share and the minimum stockholders’ equity requirement of $2.5 million.

The notice from Nasdaq indicates that the Company is in compliance with the Nasdaq Capital Market’s listing requirements and the Company’s common stock will continue to be listed and traded on Nasdaq.

Robert Hayes, CEO of Sharps Technology, commented: “Maintaining our listing on Nasdaq is of critical importance, and we are pleased to have met the exchange’s requirements to continue trading. Sharps is at a pivotal inflection point in its history as we transition from the pre-revenue qualification phase to revenue-generating commercial operations. Over the past month, we received our first purchase orders for SecureGard and SoloGard, and we will soon begin shipping product from our Hungary-based manufacturing facility. As we move forward with commercial operations, we look forward to providing regular updates to our shareholders.”

About Sharps Technology:

Sharps Technology is an innovative medical device and pharmaceutical packaging company offering patented, best-in-class smart-safety syringe products to the healthcare industry. The Company’s product lines focus on providing ultra-low waste capabilities, that incorporate syringe technologies that use both passive and active safety features. Sharps also offers products that are designed with specialized copolymer technology to support the prefillable syringe market segment. The Company has a manufacturing facility in Hungary. For additional information, please visit www.sharpstechnology.com.

FORWARD-LOOKING STATEMENTS:

This press release contains “forward-looking statements”. Forward-looking statements reflect our current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “poised” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. Such statements, include, but are not limited to, statements contained in this press release relating to our business strategy, our future operating results and liquidity, and capital resources outlook. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict. Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees of assurance of future performance. We caution you therefore against relying on any of these forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, without limitation, our ability to raise capital to fund continuing operations; our ability to protect our intellectual property rights; the impact of any infringement actions or other litigation brought against us; competition from other providers and products; our ability to develop and commercialize products and services; changes in government regulation; our ability to complete capital raising transactions; and other factors relating to our industry, our operations and results of operations. Actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance, or achievements. The Company assumes no obligation to update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this release.

Investor Contact:

Holdsworth Partners

Adam Holdsworth

Phone: 917-497-9287

Email: IR@sharpstechnology.com